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                                                                   EXHIBIT 10.22

        SPECIMEN OF STOCK OPTION GRANT IN CONNECTION WITH 1993 STOCK PLAN

                               STOCK OPTION GRANT

1.   GRANT OF OPTION

          Advanced Magnetics, Inc., a Delaware corporation (the "Company"), hereby grants ____________ (the "Employee"), an option to purchase _____ SHARES of Common Stock, $0.01 par value per share, of the Company as hereinafter set forth, pursuant and subject to the terms and provisions of the Company's 1993 STOCK PLAN (the "Plan").

     All terms which are defined in the Plan shall have the same meanings herein.

2.   VESTING OF OPTION

     This Option shall be exercisable in cumulative installations, as follows:

                            Date Exercised                          Number of Shares Exercisable
                            --------------                          ----------------------------
           AFTER _______ and on or BEFORE ____________                 _____________________

           AFTER __________ and on or BEFORE ____________              _____________________

           AFTER ___________ and on or BEFORE __________               _____________________

           AFTER ____________                                          _____________________

3.   TERM OF OPTION

     This Option shall TERMINATE in __________ YEARS on ____________.


4.   EXERCISE PRICE

     The EXERCISE PRICE of this Option shall be ____________ ($______) per share.

5.   EXERCISE AND PAYMENT

     (a) METHOD OF PAYMENT. This Option shall be exercisable by delivery to the Company of written notice of exercise, specifying the number of shares for which this Option is being exercised (subject to Section 2 hereof), together with payment to the Company for the total exercise price thereof in cash, by check, by Common Stock of the Company owned by the Employee or by some combination thereof.

     (b) VALUATION OF SHARES TENDERED IN PAYMENT OF PURCHASE PRICE. For the purposes hereof, the fair

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          market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this Option shall be determined in good faith by the Board of Directors of the Company.

     (c) DELIVERY OF SHARES TENDERED IN PAYMENT OF PURCHASE PRICE. If the Company permits the employee to exercise Options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Employee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.

     (d) USE OF STATUTORY OPTION STOCK. Notwithstanding the foregoing, "statutory option stock" (as defined below) may not be tendered in payment of the exercise price of this Option if the stock to be so tendered has not, at the time of tender, been held by the Employee for the applicable minimum statutory holding period required to receive the tax benefits afforded under Section 421(a) of the Code with respect to such stock. As used above, the term "statutory option stock" means stock acquired through the exercise of a qualified stock option, incentive stock option, restricted stock option or an option granted under an employee stock purchase plan. The tender of statutory option stock in payment of the exercise price of this Option shall be accompanied by written proof (in form satisfactory to the Company) that such stock has been held by the Employee for the applicable minimum statutory holding period.

6.   EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH

     This Option shall not be assignable or transferable either voluntarily or by operation of law, except as set forth in this Section 6.

     In the event that the Employee during his or her lifetime ceases to be an employee of the Company or of any Subsidiary for any reason, other than death or disability, any unexercised portion of this Option which was otherwise exercisable on the date of termination of employment shall expire unless exercised within three months of that date, but in no event after the expiration of the term hereof.

     In the event of the death or disability of the Employee (i) while an employee of the Company or any Subsidiary, or (ii) during the three-month period following termination of his or her employment for any reason other than death or disability, this Option shall be exercisable for the number of shares otherwise exercisable on the date of death or disability, by the Employee or his or her personal representatives, heirs or legatees, as the case may be, at any time prior to the expiration of one (1) year from the date of the death or disability of the Employee, but in no event after the expiration of the term hereof.

7.   EMPLOYMENT

     Nothing contained in this Option or in the Plan shall be construed as giving the Employee any right to be retained in the employ of the Company or any of its Subsidiaries.

8.   WITHHOLDING TAXES

     The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to exercise of this Option.

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9.   PLAN PROVISIONS

     Except as otherwise expressly provided herein, this Option and the rights of the Employee hereunder shall be subject to and governed by the terms and provisions of the Plan, including without limitation the provisions of
     Section 5 thereof.

10.  EMPLOYEE REPRESENTATION; STOCK CERTIFICATE LEGEND

     The Employee hereby represents that he or she has received and read the Prospectus filed with the Securities and Exchange Commission as a part of the Registration Statement on Form S-8, which registered the shares under the Plan.

     If the Employee is an "affiliate" of the Company (as defined in Rule 144 promulgated under the Securities Act of 1933), all stock certificates representing shares of Common Stock issued to such Employee pursuant to this Option shall have affixed thereto legends substantially in the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred or assigned unless such shares are registered under the Act or an opinion of counsel, satisfactory to the corporation, is obtained to the effect that such sale, transfer or assignment is exempt from the registration requirements of the Act."

11.  NOTICE

     Any notice required to be given under the terms of this Option shall be properly addressed as follows: to the Company at its principal executive offices, and to the Employee at his or her address set forth below, or at such other address as either of such parties may hereafter designate in writing to the other.

12.  QUALIFICATION UNDER SECTION 422A

     It is understood and intended that this Option shall qualify as an "INCENTIVE STOCK OPTION" as defined in Section 422A of the Internal Revenue Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, NO SALE or other disposition may be made of any shares acquired upon exercise of this Option WITHIN THE ONE (1) YEAR PERIOD beginning on the day after the day of the transfer of such shares to him or her, NOR WITHIN THE TWO
     (2) YEAR PERIOD beginning on the DAY AFTER the grant of this Option. If the Employee intends to dispose or does dispose (whether by sale, exchange, gift, transfer or otherwise) of any such shares within said periods, he or she will NOTIFY THE COMPANY within THIRTY (30) DAYS after such disposition.

13.  ENFORCEABILITY

     This Option shall be binding upon the Employee, his or her estate, and his or her personal representatives and beneficiaries.

14.  EFFECTIVE DATE

     The EFFECTIVE DATE of this Option is ______________.

     IN WITNESS WHEREOF, this Option has been executed by a duly authorized officer of the Company as of the effective date.

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                                        Advanced Magnetics, Inc.


                                        By:
                                             -----------------------------------


Employee's Acceptance

The undersigned hereby accepts this Option and agrees to the terms and provisions set forth in this Option and in the Plan (a copy of which has been delivered to him/her).



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(Signature of Employee)



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Address:

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Date:
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